UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2021

Transcat, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-03905	16-0874418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Vantage Point Drive, Rochester, New York		14624
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(585) 352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	TRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2021, the board of directors of Transcat, Inc. (the “Company”) appointed Craig D. Cairns and Mbago M. Kaniki to the board of directors, effective immediately. Mr. Cairns and Mr. Kaniki will serve on the board of directors for terms expiring at the Company’s 2021 and 2023 annual meetings of shareholders, respectively.

Mr. Kaniki has served as Chief Executive Officer of Adansonia Management LLC, an investment firm, since March 2013. He was Chief Executive Officer of Alva Charge LLC, an electric vehicle charging company, from May 2016 to April 2021. Mr. Kaniki worked at other investment firms from 2001 to 2013. He has also served on the board of directors of for-profit and not-for-profit entities.

Mr. Cairns has served as the President of Howe & Rusling, Inc., a wealth management services company, since May 2003. Mr. Cairns has more than 25 years of investment experience. Mr. Cairns currently serves on the board of McQuaid Jesuit High School and is also the Chair of the Investment Committee for the Veterans’ Outreach Center.

Messrs. Cairns and Kaniki were not selected to serve on the Company’s board of directors under any arrangement or understanding between them and any other person. The Company is not aware of any transactions with Mr. Cairns or Mr. Kaniki that would require disclosure under Item 404(a) of Regulation S-K.

Messrs. Cairns and Kaniki will participate in the Company’s non-employee director compensation arrangements generally applicable to all of the Company’s non-employee directors. Under the terms of those arrangements, as currently in effect, each of Mr. Cairns and Mr. Kaniki received a stock option grant of 10,000 shares of common stock pursuant to the Company’s 2003 Incentive Plan, as amended and restated, that vests ratably over five years and has a ten-year term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated:	May 13, 2021	By:	/s/ Lee D. Rudow
Lee D. Rudow
President and Chief Executive Officer